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COMMON STOCK                                                        COMMON STOCK
PAR VALUE $.10                                                    PAR VALUE $.10


                                                        CUSIP
                                                        See Reverse For Certain
                                                        Definitions


              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                       CORPORATE HIGH YIELD FUND III, INC.


This certifies that

is the registered holder of

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Corporate High Yield Fund III, Inc. transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

------------------------------                      President         Secretary
Transfer Agent and Registrar

Authorized Signature


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                       CORPORATE HIGH YIELD FUND III, INC.

         The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT-
TEN ENT--as tenants by the entireties              Custodian
                                            -------         ---------
JT TEN --as joint tenants with right        (Cust)           (Minor)
of survivorship and not as                 under Uniform Gifts
to tenants in common                       Minors Act
                                                      ---------
                                                       (State)

 Additional abbreviations may also be used though not in the above list.

         For value received,................. hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including zip code of assignee

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Shares represented by the within Certificate, and do hereby irrevocably
constitute and appoint                     Attorney to transfer the said shares
                       -------------------
on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------

                  Signature:___________________________________

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                  NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

                       Signature Guaranteed:
                                            ------------------------------------

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            |     Signatures must be guaranteed by an "eligible guarantor  |
            |     institution" as such term is defined in Rule 17Ad-15     |
            |     under the Securities Exchange Act of 1934.               |
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